                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2004

                                    PPOL,INC.
             (Exact name of registrant as specified in its charter)

      CALIFORNIA                   000-50065                 95-4436774
     (State or other           (Commission File           (I.R.S. Employer
     jurisdiction of                Number)            Identification Number)
      organization)

            1 City Boulevard West, Suite 870                   92868
                  Orange, California                         (Zip Code)
        (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 221-7250

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         As noted in the press release as attached at exhibit #99.1, PPOL, Inc. announced today the addition of new directors to its board.

                                      * * *

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 12, 2004

                                     PPOL, Inc.

                                     By: /s/ Toshiaki Shimojo
                                         ---------------------------------
                                         Toshiaki Shimojo
                                         Secretary

                                  EXHIBIT INDEX

                   Exhibit # 99.1 - PPOL, Inc. Press Release:
                        PPOL EXPANDS BOARD OF DIRECTORS;
                    MAJORITY INDEPENDENT BOARD MEMBERS ADDED